SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 27, 2011

VISUAL NETWORK DESIGN, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163172	26-3439890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111
(Address of principal executive offices)

415.946.8948
(Registrant’s telephone number, including area code)

517 NW 8 Terrace, Cape Coral, FL 33993; October 31
(Former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to adequacy of our capital to finance our planned operations, market acceptance of our services and product offerings, our ability to attract and retain key personnel, and our ability to protect our intellectual property. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 7.01  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by Visual Network Design, Inc. (the “Company”) on September 23, 2011, announcing (i) the reverse merger of the Company’s wholly owned subsidiary with Visual Network Design, Inc., a privately held Delaware corporation engaged in the software development and marketing business, and (ii) the Company’s completion of an initial closing of 12,547,757 units in a private offering for total cash consideration of $3,136,938.  Each unit consists of one share of the Company’s common stock and one warrant to purchase one-half share of the Company’s common stock at a price of $0.625 per share for a five - year period.

Reference is made to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 27, 2011 and incorporated herein by reference, which describes in more detail the terms of the merger and sale of the units.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release dated September 23, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL NETWORK DESIGN, INC.

Date: September 27, 2011	By:	/s/ Robert B. Ney
Name: Robert B. Ney
Title: Chief Executive Officer